PARTNERS GROUP PRIVATE INCOME OPPORTUNITIES, LLC

Limited Liability Company Shares

Supplement dated July 15, 2020

to the Prospectus dated July 31, 2019

IMPORTANT INFORMATION REGARDING AN UPCOMING REORGANIZATION OF THE FUND

On July 13, 2020, the Board of Managers (the “Board”) of Partners Group Private Income Opportunities, LLC (the “Fund”) approved a Plan of Reorganization, which contemplates the reorganization of the Fund into Partners Group Private Equity (Master Fund), LLC (the “Acquiring Fund,” and together with the Fund, the “Funds”). The reorganization is expected to take effect on or about November 1, 2020, subject to the approval of the Fund’s shareholders and the satisfaction of applicable regulatory requirements and other customary closing conditions. The Board expects to submit proposals to shareholders for approval at a Special Meeting of shareholders of the Fund, which is expected to be held early in the fourth quarter. If approved, because each investor in the Acquiring Fund must be a “qualified client” (as defined in Rule 205-3 under the Investment Advisers Act of 1940, as amended), shareholders of the Fund that are not “qualified clients” will be subject to the mandatory redemption of their shares prior to the effective date of the reorganization. The reorganization does not require the vote of the Acquiring Fund’s members.

After considering the recommendation of Partners Group (USA) Inc., the investment adviser to the Funds, the Board concluded that the reorganization would be in the best interests of the Fund and its shareholders and that shareholders’ interests will not be diluted as a result of the reorganization. It is currently anticipated that the reorganization will be effected on a tax-free basis for federal income tax purposes. More information regarding the terms of the proposed reorganization and the proposals being submitted to shareholders of the Fund will be included in a proxy statement that will be provided to shareholders of the Fund.

Please retain this Supplement with your Prospectus for future reference.